UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22405

ClearBridge Energy MLP Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2012

Annual Report

ClearBridge Energy MLP Fund Inc.
(CEM)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Energy MLP Fund Inc.

Fund objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Statement of cash flows	12

Financial highlights	13

Notes to financial statements	14

Report of independent registered public accounting firm	24

Board approval of management and subadvisory agreements	26

Additional information	32

Annual chief executive officer and principal financial officer certifications	38

Other shareholder communications regarding accounting matters	39

Dividend reinvestment plan	40

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Energy MLP Fund Inc. for the twelve-month reporting period ended November 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 25.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•      Fund prices and performance,

•      Market insights and commentaries from our portfolio managers, and

•      A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

ClearBridge Energy MLP Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the twelve months ended November 30, 2012, it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. GDP growth then moved to 3.1% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.7% in November. However, the number of longer-term unemployed remained high, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 5.9% on a seasonally adjusted basis in November 2012 versus the previous month and they were 14.5% higher than in November 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,600 in November 2012, up 10.1% from November 2011. This marked the ninth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.8% in November, which represents a 4.8 month supply at the current sales pace. This represents the lowest inventory since September 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012 as it improved toward the end of the reporting period, only to experience another setback in November 2012. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. However, the PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase

IV	ClearBridge Energy MLP Fund Inc.

Investment commentary (cont’d)

$400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. Operation Twist was then extended in June 2012 until the end of the year. In September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015. Finally, at its meeting in December, after the reporting period ended, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the Energy sector. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

We focus primarily on energy-related MLPs with long-lived assets and predictable cash flows, using a bottom-up process to find MLPs that we believe offer sustainable and predictable distributions, as well as relatively low direct commodity exposure. We also seek out companies with the potential to grow their businesses, and thereby their distributions, over time, evaluating companies based on their geographic footprints, the markets and types of assets they invest in, their balance sheet strength and their ability to make accretive acquisitions.

ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. The portfolio managers primarily responsible for overseeing the day-to-day management of the Fund are Richard A. Freeman, Michael Clarfeld, CFA, Chris Eades, and Peter Vanderlee, CFA.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period began amid significant stock market volatility and weakness, stemming largely from uncertainty over the state of the European sovereign debt crisis and the failure of the U.S. Congressional “super committee” to produce a deficit reduction plan. However, the start of the new calendar year saw stocks rise significantly, with both the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii making strong advances in the first calendar quarter of 2012. The key catalysts for the rise were the European Central Bank’s (“ECB”) introduction of the Long-Term Refinancing Operations (“LTRO”) in December 2011, which alleviated much of the concern about a potential European bank liquidity crisis and financial contagion, and modest improvement seen in U.S. economic data.

As the period progressed, both the domestic economic recovery and the bull market for equities managed to continue despite weaker corporate earnings guidance and slowing economic growth in both the U.S. and China. Increasingly, stock market performance was correlated with central bank activity, as additional policy easing actions taken by the ECB and the Federal Reserve Board (“Fed”)iii sparked solid stock market gains. Over the summer and fall, uncertainty over the outcome of the U.S. Presidential election and fears of the “fiscal cliff” remained in the forefront, but were not enough to stop the market’s rise to multi-year highs in September and October. The market dipped following President Obama’s re-election in early

2	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Fund overview (cont’d)

November, but rapidly recovered to end the period with significant gains.

Energy MLP stocks slightly lagged the broader U.S. equity market over the reporting period. However, the sector still posted solid gains. Of importance, energy MLP fundamentals remain robust. U.S. energy production continued to grow at a robust pace, with crude oil production up roughly 14% over the prior year. We expect that increasing production volumes will continue to drive a large scale build-out of the infrastructure necessary to transport the incremental production from the wellhead to the end user. This backlog of organic growth projects also continues to drive distribution growth for holders of energy MLP stocks.

With stock valuations within their normalized range and with accelerating distribution growth, we continue to view the outlook for MLPs quite favorably — particularly in a world of low yields and heightened global economic uncertainty. Relative to common stocks and fixed-income securities, we believe MLPs remain uniquely positioned — offering compelling yields, visible growth in yield, limited interest rate cycle sensitivity, and limited economic cycle sensitivity. In our view, legislative, regulatory and capital markets risks remain low.

Q. How did we respond to these changing market conditions?

A. We have been very consistent in our investment approach and our investment philosophy remains unchanged. We have continued to focus on well capitalized companies, with what we believe are strong asset bases, fee-based revenue streams and attractive partnership structures that are well positioned for growth. We look for MLPs with operations focused on energy infrastructure. We prefer fee-based business models often backed by long-term contracts. We also intentionally limit direct commodity price exposure as we seek sustainable and visible cash flow streams. During times of market dislocation, we have endeavored to take advantage of weak markets to add to our favorite positions and upgrade our portfolio where possible.

We focus our investments in companies that we believe are best positioned to take advantage of the dynamic shifts we see going on in the U.S. energy market. We expect oil and gas production from domestic shale sources to continue to grow at a high rate and have been focused on those MLPs we think are best positioned to capitalize on the anticipated resulting infrastructure growth.

Performance review

For the twelve months ended November 30, 2012, ClearBridge Energy MLP Fund Inc. returned 16.74% based on its net asset value (“NAV”)iv and 13.30% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Sector Equity Closed-End Funds Category Averagev returned 10.36% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.47 per share, all of which will be treated for tax purposes as a return of capital. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2012. Past performance is no guarantee of future results.

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	3

Performance Snapshot as of November 30, 2012

Price Per Share	12-Month Total Return*
$22.91 (NAV)	16.74%†
$23.20 (Market Price)	13.30%‡

All figures represent past performance and are not a guarantee of future results.

*    Total returns are based on changes in NAV or market price, respectively.

†             Total return assumes the reinvestment of all distributions, including returns of capital, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡            Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. In terms of individual Fund holdings, leading contributors to performance for the period included Energy sector positions in Plains All American Pipeline LP and, Magellan Midstream Partners LP, both in the Liquid Transportation & Storage sub-sector, Energy Transfer Equity LP in the Natural Gas Transportation & Storage sub-sector, Enterprise Products Partners LP in the Diversified Energy Infrastructure sub-sector and Access Midstream Partners LP, in the Gathering/Processing sub-sector.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, leading detractors from performance for the period included Energy sector positions in Buckeye Partners LP in the Liquids Transportation & Storage sub-sector, Williams Partners LP, Crestwood Midstream Partners LP, and DCP Midstream Partners LP, all in the Gathering/Processing sub-sector, and Inergy LP in the Propane sub-sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we established new Fund positions in Kinder Morgan Management LLC, Spectra Energy Partners LP and PVR Partners LP, while we closed an existing position in Inergy LP.

Looking for additional information?

The Fund is traded under the symbol “CEM” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XCEMX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge Energy MLP Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Fund overview (cont’d)

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager
ClearBridge Investments, LLC

Chris Eades

Portfolio Manager
ClearBridge Investments, LLC

Richard A. Freeman

Portfolio Manager
ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager
ClearBridge Investments, LLC

December 20, 2012

RISKS: The Fund’s concentration of investments in energy-related MLPs subjects it to the risks of investing in MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of November 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2012 were: Enterprise Products Partners LP (11.5%), Plains All American Pipeline LP (10.3%), Magellan Midstream Partners LP (9.7%), Energy Transfer Equity LP (9.5%), Kinder Morgan Management LLC (8.8%), Linn Energy LLC (8.7%), Access Midstream Partners LP (7.8%), MarkWest Energy Partners LP (6.3%), Brookfield Infrastructure Partners LP (5.9%) and El Paso Pipeline Partners LP (5.7%). Please refer to pages 7 through 8 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2012 were: Diversified Energy Infrastructure (46.0%), Liquids Transportation & Storage (38.1%), Gathering/Processing (33.1%), Natural Gas Transportation & Storage (11.5%) and Exploration & Production (8.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	5

i                The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii             The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v              Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 44 funds in the Fund’s Lipper category.

6	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of November 30, 2012 and November 30, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	7

Schedule of investments

November 30, 2012

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships — 148.8%
Diversified Energy Infrastructure — 46.0%
Energy Transfer Equity LP	3,191,464	$145,115,868
Energy Transfer Partners LP	804,297	35,300,595
Enterprise Products Partners LP	3,394,099	175,916,151
Genesis Energy LP	687,632	24,665,360
Kinder Morgan Management LLC	1,783,456	135,364,294
ONEOK Partners LP	1,317,111	76,721,716
Regency Energy Partners LP	1,443,753	32,296,755
Williams Partners LP	1,596,222	81,263,662
Total Diversified Energy Infrastructure		706,644,401
Exploration & Production — 8.7%
Linn Energy LLC	3,367,795	133,465,716
Gathering/Processing — 33.1%
Access Midstream Partners LP	3,409,295	119,291,232
Copano Energy LLC	1,899,685	59,897,068
Crestwood Midstream Partners LP	1,104,349	25,775,506
DCP Midstream Partners LP	1,367,112	57,254,650
Exterran Partners LP	356,627	7,763,770
MarkWest Energy Partners LP	1,875,368	96,919,018
PVR Partners LP	1,085,863	26,158,440
Targa Resources Partners LP	1,215,798	45,799,110
Western Gas Partners LP	1,412,356	69,148,950
Total Gathering/Processing		508,007,744
Global Infrastructure — 5.9%
Brookfield Infrastructure Partners LP	2,648,353	89,964,551
Liquids Transportation & Storage — 38.1%
Buckeye Partners LP	737,000	37,041,620
Enbridge Energy Partners LP	2,133,538	61,915,273
Holly Energy Partners LP	448,870	30,141,620
Magellan Midstream Partners LP	3,353,580	149,167,238
NuStar Energy LP	408,790	18,738,934
NuStar GP Holdings LLC	1,604,345	44,889,573
Plains All American Pipeline LP	3,383,965	157,625,090
Sunoco Logistics Partners LP	1,231,890	62,604,650
Tesoro Logistics LP	506,582	23,353,430
Total Liquids Transportation & Storage		585,477,428

See Notes to Financial Statements.

8	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Natural Gas Transportation & Storage — 11.5%
Boardwalk Pipeline Partners LP	355,697	$ 9,173,426
El Paso Pipeline Partners LP	2,330,274	86,989,128
PAA Natural Gas Storage LP	1,323,588	24,684,916
Spectra Energy Partners LP	1,192,000	35,509,680
TC Pipelines LP	484,294	20,190,217
Total Natural Gas Transportation & Storage		176,547,367
Shipping — 5.5%
Golar LNG Partners LP	379,929	11,359,877
Teekay LNG Partners LP	1,416,078	53,584,392
Teekay Offshore Partners LP	741,857	19,755,652
Total Shipping		84,699,921
Total Investments before Short-Term Investments (Cost — $1,550,260,027)		2,284,807,128

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
State Street Bank & Trust Co. repurchase agreement dated 11/30/12; Proceeds at maturity — $1,543,001; (Fully collateralized by U.S. Treasury Notes, 0.625% due 7/15/14; Market value — $1,578,205) (Cost — $1,543,000)	0.010%	12/3/12	$1,543,000	1,543,000
Total Investments — 148.9% (Cost — $1,551,803,027#)				$2,286,350,128
Liabilities in Excess of Other Assets — (48.9)%				(751,020,452)
Total Net Assets — 100.0%				$1,535,329,676

#  Aggregate cost for federal income tax purposes is $1,391,694,778.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	9

Statement of assets and liabilities

November 30, 2012

Assets:
Investments, at value (Cost — $1,551,803,027)	$2,286,350,128
Cash	524
Tax receivable	2,660,487
Deferred debt issuance and offering costs	2,383,468
Dividends, distributions and interest receivable	993,132
Prepaid expenses	331,768
Total Assets	2,292,719,507

Liabilities:
Net deferred tax liability (Note 9)	286,100,549
Senior secured notes (Note 6)	267,000,000
Loan payable (Note 5)	198,000,000
Interest payable	4,141,955
Investment management fee payable	1,626,420
Accrued expenses	520,907
Total Liabilities	757,389,831
Total Net Assets	$1,535,329,676

Net Assets:
Par value ($0.001 par value; 67,018,949 shares issued and outstanding; 100,000,000 shares authorized)	$ 67,019
Paid-in capital in excess of par value	1,061,091,518
Accumulated net investment loss, net of income taxes	(40,599,984)
Accumulated net realized gain on investments, net of income taxes	54,287,775
Net unrealized appreciation on investments, net of income taxes	460,483,348
Total Net Assets	$1,535,329,676

Shares Outstanding	67,018,949

Net Asset Value	$22.91

See Notes to Financial Statements.

10	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Statement of operations

For the Year Ended November 30, 2012

Investment Income:
Dividends and distributions	$ 124,360,226
Return of capital (Note 1(f))	(118,035,330)
Net Dividends and Distributions	6,324,896
Interest	1,390
Total Investment Income	6,326,286

Expenses:
Investment management fee (Note 2)	19,203,335
Interest expense (Notes 5 and 6)	7,306,388
Franchise taxes	320,000
Audit and tax	290,176
Transfer agent fees	269,021
Directors’ fees	234,148
Amortization of debt issuance and offering costs	223,106
Legal fees	169,745
Fund accounting fees	120,649
Stock exchange listing fees	64,140
Shareholder reports	46,601
Commitment fees (Note 5)	33,388
Insurance	29,986
Custody fees	9,932
Miscellaneous expenses	7,125
Total Expenses	28,327,740
Net Investment Loss, before income taxes	(22,001,454)
Current tax benefit (Note 9)	218,148
Deferred tax benefit (Note 9)	7,963,411
Net Investment Loss, net of income tax benefit	(13,819,895)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 9):
Net Realized Gain (Loss) From:
Investment transactions	41,332,666
Deferred tax expense (Note 9)	(15,370,150)
Net Realized Gain, net of income taxes	25,962,516
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	340,160,136
Deferred tax expense (Note 9)	(126,493,468)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	213,666,668
Net Gain on investments, net of income taxes	239,629,184
Increase in Net Assets From Operations	$ 225,809,289

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	11

Statements of changes in net assets

For the Years Ended November 30,	2012		2011

Operations:
Net investment loss, net of income taxes	$ (13,819,895)		$ (19,454,735)
Net realized gain, net of income taxes	25,962,516		18,695,847
Change in net unrealized appreciation (depreciation), net of income taxes	213,666,668		87,702,819
Increase in Net Assets From Operations	225,809,289		86,943,931

Dividends/Distributions to Shareholders from (Note 1):
Return of capital	(96,997,461)		(91,793,468)
Decrease in Net Assets From Dividends/Distributions to Shareholders	(96,997,461)		(91,793,468)

Fund Share Transactions:
Net proceeds from sale of shares (1,138,680 and 0 shares issued, respectively) (Note 7)	25,893,984	†	—
Reinvestment of distributions (792,505 and 1,069,479 shares reinvested, respectively)	17,302,112		22,125,924
Increase in Net Assets From Fund Share Transactions	43,196,096		22,125,924
Increase in Net Assets	172,007,924		17,276,387

Net Assets:
Beginning of year	1,363,321,752		1,346,045,365
End of year*	$1,535,329,676		$1,363,321,752
*Includes accumulated net investment loss, net of income taxes, of:	$(40,599,984)		$(26,780,089)

†  Net offering costs and sales charges of $394,930.

See Notes to Financial Statements.

12	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Statement of Cash Flows

For the Year Ended November 30, 2012

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 225,809,289
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(295,255,245)
Proceeds from sales of portfolio securities	206,257,626
Net purchases, sales and maturities of short-term investments	(76,000)
Return of capital	118,035,330
Increase in dividends, distributions and interest receivable	(78,253)
Increase in income tax receivable	(94,674)
Increase in prepaid expenses	(283,647)
Increase in deferred debt issuance and offering costs	(2,383,468)
Increase in net deferred tax liability	134,006,207
Increase in investment management fee payable	165,839
Decrease in franchise tax payable	(404,627)
Decrease in Directors’ fee payable	(4,677)
Increase in interest payable	4,073,440
Increase in accrued expenses	127,026
Net realized gain on investments	(41,332,666)
Change in unrealized appreciation of investments	(340,160,136)
Net Cash Provided by Operating Activities*	8,401,364

Cash Flows from Financing Activities
Distributions paid on common stock	(79,695,349)
Proceeds from offering of senior secured notes	267,000,000
Decrease in loan payable	(221,600,000)
Proceeds from sale of shares	25,893,984
Net Cash Used in Financing Activities	(8,401,365)
Net Decrease in Cash	(1)
Cash at beginning of year	525
Cash at end of year	$ 524
Non-Cash Financing Activities
Reinvestment of distributions	$ 17,302,112

* Included in operating expenses is cash of $3,251,178 and $282,546 paid for interest and commitment fees on borrowings and taxes net of refunds, if any, respectively.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	13

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2012[1]	2011[1]	2010[1,2]

Net asset value, beginning of year	$20.95	$21.03	$19.07 [3]
Income (loss) from operations:
Net investment loss	(0.21)	(0.30)	(0.00) [4]
Net realized and unrealized gain	3.64	1.65	2.66
Total income from operations	3.43	1.35	2.66
Less dividends/distributions from:
Dividends	—	—	(0.11)
Return of capital	(1.47)	(1.43)	(0.59)
Total distributions	(1.47)	(1.43)	(0.70)
Net asset value, end of year	$22.91	$20.95	$21.03
Market price, end of year	$23.20	$21.89	$21.26
Total return, based on NAV [5,6]	16.74%	6.66%	14.17%
Total return, based on market price[7]	13.30%	10.24%	10.05%
Net assets, end of year (millions)	$1,535	$1,363	$1,346
Ratios to average net assets:
Management fees	1.30%	1.30%	1.22%[8]
Other expenses	0.62	0.41	1.35 [8]
Subtotal	1.92	1.71	1.57
Income tax expense	9.06	3.92	18.50 [8]
Total expenses[9]	10.98	5.63	20.07 [8,10]
Net investment loss, net of income taxes	(0.94)	(1.42)	(0.03)
Portfolio turnover rate	10%	14%	13%
Supplemental Data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$465,000	$419,600	$350,000
Asset Coverage for Loan and Debt Issuance Outstanding	430%	425%	485%
Weighted Average Loan and Debt Issuance (000s)	$445,461	$408,085	$329,470
Weighted Average Interest Rate on Loan and Debt Issuance	1.64%	0.92%	0.97%

1	Per share amounts have been calculated using the average shares method.
2	For the period June 25, 2010 (commencement of operations) to November 30, 2010.
3	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.93 per share.
4	Amount represents less than $0.01 per share.
5

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8	Annualized.
9	The impact of compensating balance arrangements was 0.01%.
10

Excludes the impact of reimbursement for organization fees in the amount of 0.01%. Inclusive of the reimbursement the ratio is 20.06%. The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

14	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. Entities in the energy sector are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	15

portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices

16	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•          Level 1 — quoted prices in active markets for identical investments

•          Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Master limited partnerships†	$2,284,807,128	—	—	$2,284,807,128
Short-term investments†	—	$1,543,000	—	1,543,000
Total investments	$2,284,807,128	$1,543,000	—	$2,286,350,128

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	17

bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables), net of income taxes, by the total number of shares of common stock outstanding.

(d) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

18	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2012, the Fund estimated that approximately 97.03% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $120,667,030 of dividends and distributions received from its investments.

Additionally, the Fund recorded revisions to the return of capital estimates from the year ended November 30, 2011 in the amount of a $2,631,700 increase in dividends and distributions received from investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend and distributions are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common stockholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The Fund anticipates that 100% of its current year distribution will be comprised of return of capital as a result of the tax character of cash distributions made by the MLPs.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	19

federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current and prior tax years remain open and subject to examination by tax jurisdictions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

20	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$295,255,245
Sales	206,257,626

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended November 30, 2012, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $250,000,000. Unless renewed, the agreement will terminate on July 11, 2013. The Fund pays a commitment fee up to an annual rate of 0.15% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at variable rates based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The lender has equal access to the lien as the senior secured notes holder (See Note 6). At November 30, 2012, the Fund had $198,000,000 of borrowings outstanding per the current credit agreement.

Prior to July 12, 2012, the Fund had revolving credit agreements with two financial institutions, which allowed the Fund to borrow up to an aggregate amount of $775,000,000. These credit agreements were terminated on July 12, 2012.

Interest expense related to the loans for the year ended November 30, 2012 was $3,237,467. For the year ended November 30, 2012, the Fund incurred $33,388 in commitment fees. For the year ended November 30, 2012, the

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	21

average daily loan balance was $341,870,492 and the weighted average interest rate was 0.93%.

6. Senior secured notes

On July 12, 2012, the Fund completed a private placement of $267,000,000 of fixed — rate senior secured notes (the “Senior Notes”) and borrowed $210,000,000 under a new $250,000,000 secured revolving credit facility, as discussed in Note 5. Net proceeds from such offering and borrowings under the new credit facility were used to repay outstanding borrowings under two revolving credit facilities and make new portfolio investments, and for general corporate purposes. At November 30, 2012, the Fund had $267,000,000 aggregate principal amount of Senior Notes outstanding. Interest expense related to the Senior Notes for the year ended November 30, 2012 was $4,068,921. Securities held by the Fund are subject to a lien, granted to the Senior Notes holder, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holder has equal access to the lien as the lender (See Note 5).

The table below summarizes the key terms of the offering.

Security	Amount	Rate	Maturity
Senior secured notes:
Series A	$ 25M	2.80%	7/12/15
Series B	$ 50M	3.53%	7/12/19
Series C	$102M	4.06%	7/12/22
Series D	$ 90M	4.21%	7/12/24

7. Capital shares

During the year ended November 30, 2012, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue an additional 5,000,000 shares of common stock through an equity shelf offering. Under the equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a deferred charge which are amortized over the period such additional common shares are sold, not to exceed one year. For the period from March 28, 2012 through November 30, 2012, the Fund sold 1,138,680 shares of common stock and the proceeds from such sales were $25,893,984, net of offering costs and sales charges of $394,930.

8. Distributions subsequent to November 30, 2012

On January 17, 2013, the Fund’s Board of Directors declared a quarterly distribution of $0.380 per common share, payable on February 22, 2013 to shareholders of record on February 15, 2013.

22	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

9. Income taxes

The Fund’s income tax provision consists of the following:

	Current	Deferred	Total
Federal tax (expense) / benefit	$205,322	$(126,027,294)	$(125,821,972)
State tax (expense) / benefit	12,826	(7,872,913)	(7,860,087)
Total tax (expense) / benefit	$218,148	$(133,900,207)	$(133,682,059)

The Current Income Tax Benefit reflects certain adjustments made to the Fund’s net operating loss carrybacks. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of net operating losses.

Components of the Fund’s net deferred tax liability as of November 30, 2012 are as follows:

Deferred Tax Assets:
Net operating loss carryforwards	$ 47,464,546
Other credit carryfowards	141,350
Deferred Tax Liabilities:
Unrealized gains on investment securities	$(273,986,069)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(59,720,376)
Total net deferred tax liability	$(286,100,549)

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.3%. The Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes. During the period the Fund’s combined federal and state income tax rate decreased from 37.4% to 37.3% due to changes in certain state tax jurisdictions. This decrease in the Fund’s tax rate resulted in $408,214 of additional income tax benefit and a corresponding effective tax rate of approximately 37.19% for the fiscal year.

At November 30, 2012, the Fund has Federal and state net operating loss carryforward of $127,250,794 (deferred tax asset of $47,464,546). Realization of the deferred tax asset related to the net operating loss carryforward is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards.

If not utilized, $36,714,559 of the Federal net operating loss carryforward will expire in 2031 and $90,166,067 will expire in 2032, while the state loss carryforwards expire between 2016 and 2032.

ClearBridge Energy MLP Fund Inc. 2012 Annual Report	23

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax asset. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

At November 30, 2012, the cost basis of investments for Federal income tax purposes was $1,391,694,778. At November 30, 2012, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$902,042,668
Gross unrealized depreciation	(7,387,318)
Net unrealized appreciation before tax	$894,655,350
Net unrealized appreciation after tax	$560,948,905

24	ClearBridge Energy MLP Fund Inc. 2012 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
ClearBridge Energy MLP Fund Inc.:

We have audited the accompanying statement of assets and liabilities of ClearBridge Energy MLP Fund Inc., including the schedule of investments, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from June 25, 2010 (commencement of operations) to November 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Energy MLP Fund Inc. as of November 30, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from June 25, 2010 (commencement of operations) to November 30, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 24, 2013

ClearBridge Energy MLP Fund Inc.	25

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

26	ClearBridge Energy MLP Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of ClearBridge Energy MLP Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

ClearBridge Energy MLP Fund Inc.	27

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

28	ClearBridge Energy MLP Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreement, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Adviser, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged and non-leveraged sector equity closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2012 was ranked in the second quintile of funds in the Performance Universe for that period and was better than the Performance Universe median. In the past, the Manager had advised the Board that there were varying types of sector equity funds in the Performance Universe, including health/biotechnology funds and natural

ClearBridge Energy MLP Fund Inc.	29

resources funds, and expressed its view that performance comparisons with funds investing in other sectors were not meaningful. The Board noted that inclusion not only of varying types of sector equity funds but leveraged and non-leveraged funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged and unleveraged sector equity closed-end funds, as classified by Lipper. The Expense Group funds had net common share assets ranging from $258.0 million to $1.972 billion. One of the other funds in the Expense Group was larger than the Fund and four were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee and actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds), whether compared on the basis of common share assets only or on the basis of common and leveraged assets, each was ranked second lowest among the funds in the Expense Group. The Lipper Expense Information also showed that the Fund’s actual total expenses were lowest among the funds in the Expense Group on both a common share assets only and on the basis of common share and leveraged assets. Each Fund expense component was better than the Expense Group median for

30	ClearBridge Energy MLP Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

that expense component. The Board noted, however, that the small number of funds and the inclusion of both leveraged and non-leveraged funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager. The Board did not consider the reported profitability to the

ClearBridge Energy MLP Fund Inc.	31

Manager in providing services to the Fund to be unreasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

32	ClearBridge Energy MLP Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of ClearBridge Energy MLP Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

ClearBridge Energy MLP Fund Inc.	33

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

34	ClearBridge Energy MLP Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	157
Other board memberships held by Director	None

ClearBridge Energy MLP Fund Inc.	35

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2010
.Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

36	ClearBridge Energy MLP Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Energy MLP Fund Inc.	37

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†  Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

38	ClearBridge Energy MLP Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

ClearBridge Energy MLP Fund Inc.	39

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

40	ClearBridge Energy MLP Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan

ClearBridge Energy MLP Fund Inc.	41

(i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan. See “Certain United States Federal Income Tax Considerations” in this Prospectus and the SAI.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

ClearBridge

Energy MLP Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

ClearBridge Energy MLP Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

CEM

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

ClearBridge Energy MLP Fund Inc.

ClearBridge Energy MLP Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund's website at www.lmcef.com and (3) on the SEC's website at www.sec.gov.

This report is transmitted to the shareholders of the ClearBridge Energy MLP Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

CBAX01311 1/13 SR12-1830

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2011 and November 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $142,280 in 2011 and $161,800 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $15,000 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the ClearBridge Energy MLP Fund Inc. “service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $128,750 in 2011 and $79,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the ClearBridge Energy MLP Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to ClearBridge Energy MLP Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the ClearBridge Energy MLP Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to ClearBridge Energy MLP Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to ClearBridge Energy MLP Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  ClearBridge Energy MLP Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the ClearBridge Energy MLP Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Investments LLC

(f/ka ClearBridge Advisors LLC)

(“ClearBridge”)

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                                                PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Richard Freeman Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010

Co-portfolio manager of the fund; Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 35 years of industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Chris Eades Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010

Co-portfolio manager of the fund; Managing Director, Co-Director of Research, Senior Research Analyst for Energy joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Peter Vanderlee, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010

Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has twelve years of investment management experience and thirteen years of related investment experience.

Michael Clarfeld, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010

Co-portfolio manager of the fund; Managing Director and Portfolio Manager of ClearBridge; he has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Richard Freeman	6 registered investment Companies with $9.7 billion in total assets Under management	1 Other pooled investment vehicle with $0.32 billion in assets under management	28,527 Other accounts with $7.3 billion in assets under management

Chris Eades	2 registered investment Companies with $1.8 billion in total assets Under management	0 Other pooled investment vehicle with $0.0 billion in assets under management	2 Other account with $3.0 million in assets under management

Michael Clarfeld	4 registered investment Companies with $6.4 billion in total assets Under management	1 Other pooled investment vehicles with $70 million in assets under management	21,977 Other accounts with $2.9 billion in assets under management

Peter Vanderlee	6 registered investment Companies with $6.9 billion in total assets Under management	1 Other pooled investment vehicles with $70 million in assets under management	21,978 Other accounts with $2.9 billion in assets under management

(a)(3):

Portfolio Manager Compensation Structure (ClearBridge)

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•                  Cash Incentive Award

•                  ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•                  Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•                  Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•                  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•                  Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•                  Overall firm profitability and performance;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Contributions for asset retention, gathering and client satisfaction;

•                  Contribution to mentoring, coaching and/or supervising;

•                  Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•                  Market compensation survey research by independent third parties

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Richard Freeman	F
Chris Eades	C
Michael Clarfeld	C
Peter Vanderlee	D

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge Energy MLP Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
ClearBridge Energy MLP Fund Inc.

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
ClearBridge Energy MLP Fund Inc.

Date:	January 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
ClearBridge Energy MLP Fund Inc.

Date:	January 25, 2013